EXHIBIT 99-CERTIFICATION OF CHIEF EXECUTIVE OFFCIER

                             CERTIFICATION PURSUANT TO
                              18 U.S.C. SECTION 1350,
                              AS ADOPTED PURSUANT TO
                   SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the Annual Report of Benchmark Technology Corporation, (the "Company") on Form 10-KSB for the year ended September 30, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, John Dean Harper, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

/s/ John Dean Harper
----------------------------
John Dean Harper
President and Chief Executive Officer
January 14, 2003